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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                       Date of Report: September 14, 1998
                        (Date of earliest event reported)


                            D E E R E & C O M P A N Y
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-4121
                            (Commission File Number)

                                   36-2382580
                        (IRS Employer Identification No.)

                              One John Deere Place
                             Moline, Illinois 61265
              (Address of principal executive offices and zip code)

                                  (309)765-8000
              (Registrant's telephone number, including area code)

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         (Former name or former address, if changed since last report.)

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                               Page 1 of 6 pages.
                      The Exhibit Index appears at Page 4.

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)   Exhibits

                   (99)     Press release.


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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By:  /s/ Frank S. Cottrell
                                    Frank S. Cottrell, Secretary


Dated:  September 14, 1998
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                                  Exhibit Index



                                                             Sequential
Number and Description of Exhibit                            Page Number


(99)   Press release.                                           Pg. 5